Exhibit 8
Form SB-2
e Nutrition, Inc.

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form SB-2 for e Nutrition, Inc., of our report dated July 6, 2000, relating to the December
31, 1999 financial statements of e Nutrition, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts".


/s/ PRITCHETT, SILER & HARDY, P.C.
Salt Lake City, Utah
December12, 2000
                               E-22

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